Exhibit 10.53

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 10th day of November, 2004 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the “Borrowers”), and FIFTH THIRD BANK (“Fifth Third”), individually and as agent (in such capacity, the “Agent”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”) individually, and BANK ONE, NA (“Bank One”), individually (PNC, Fifth Third and Bank One, and their respective successors and assigns, collectively, the “Banks”).

BACKGROUND

A. PNC (then as Agent) the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 (“Credit Agreement”) as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001, by Fifth Amendment to Credit Agreement dated as of March 27, 2002, by Sixth Amendment to Credit Agreement dated as of May 14, 2002, by Seventh Amendment to Credit Agreement dated as of November 13, 2002 and by Eighth Amendment to Credit Agreement dated as of November 13, 2003.

B. The Banks by separate Intercreditor Agreement, dated as of November 13, 2003 (“Intercreditor Agreement”), agreed to modify their positions so that from and after that date Fifth Third was solely responsible for the Revolving Credit Commitment and had no interest in the Term Loans (then and now, only Term Loan A) and PNC and Bank One owned, on an equal basis, the Term Loan and Fifth Third Bank became Agent for all purposes under the Credit Agreement, except for being the mortgagee, pledgee or secured party under existing mortgages, pledges or security agreements, given to secure the Loans made pursuant to the Amended Credit Agreement, for which purpose PNC remains agent for the Banks.

C. Fifth Third (as Agent), the Banks and Borrowers further amended the Credit Agreement by Ninth Amendment to Credit Agreement dated as of June 29, 2004 (the Credit Agreement as amended as set forth in Recital A and this Recital C, the “Amended Credit Agreement”).

D. Borrowers and Guarantors wish to amend the Amended Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

2. Waiver. The Banks hereby waive the requirement that the Borrowers comply with the Leverage Ratio as provided in Section 6.1(a) of the Credit Agreement, as modified in paragraph 2(m) of the Third Amendment to Credit Agreement, paragraph 2(h) of the Fourth Amendment to Credit Agreement, paragraph 2(a) of the Fifth Amendment to Credit Agreement, paragraph 2(a) of the Sixth Amendment to Credit Agreement, paragraph 2(b) of the Seventh Amendment to Credit Agreement and paragraph 2(b) of the Eighth Amendment to Credit Agreement, as of the last day of September, 2004. The Banks hereby waive the requirement that the Borrowers comply with the Interest Coverage Ratio as provided in Section 6.1(c) of the Credit Agreement, as modified in paragraph 2(o) of the Third Amendment to Credit Agreement, paragraph 2(j) of the Fourth Amendment to Credit Agreement, paragraph 2(b) of the Fifth Amendment to Credit Agreement, paragraph 2(c) of the Sixth Amendment to Credit Agreement, paragraph 2(d) of the Seventh Amendment to Credit Agreement and paragraph 2(f) of the Eight Amendment to Credit Agreement, as of the last day of September, 2004. The foregoing waivers shall not waive the Borrowers obligations to comply with such Leverage Ratio and such Interest Coverage Ratio on any other date or any other obligation of Borrowers under the Amended Credit Agreement.

3. Amendments to Credit Agreement.

(a) The definition of “Revolving Credit Commitment” as set forth in Section 1.1 of the Credit Agreement and revised in paragraph 2(c) of the Third Amendment to Credit Agreement and paragraph 2(a) of the Fourth Amendment to Credit Agreement shall be deleted and shall be replaced with the following:

“Revolving Credit Commitment”: means $10,000,000, as reduced from time to time pursuant to Section 2.9.

(b) The definition of “Revolving Credit Note” as set forth in Section 1.1 of the Credit Agreement shall be deleted and shall be replaced with the following:

“Revolving Credit Note”: means the Amended and Restated Revolving Credit Note in the form attached to the Tenth Amendment to Credit Agreement, as executed by the Borrowers, to replace the prior three Revolving Credit Notes, one each to each of the Banks in the maximum amount of $3,333,333.00 each.

(c) The definition of “Termination Date” as set forth in Section1.1 of the Credit Agreement as revised in paragraph 2(b) of the Fourth Amendment to Credit Agreement, paragraph 2(a) of the Seventh Amendment to Credit Agreement and paragraph 2(b) of the Eight Amendment to Credit Agreement shall be deleted and shall be replaced with the following:

“Termination Date”: January 1, 2006.

4. Amended and Restated Revolving Credit Note. On even date herewith, Borrowers shall execute and deliver to Fifth Third, the Amended and Restated Revolving Credit Note in the form attached hereto (the “Replacement Note”). The parties hereto agree that the Replacement Note replaces and restates the original three Revolving Credit Notes, dated on or about December 7, 1999, each in the maximum amount of $3,333,333.00, given by Borrowers (except CECO Abatement Systems, Inc. who became a Borrower under such Notes pursuant to the terms of the Fourth Amendment to Credit Agreement, dated as of August 20, 2001) to each of the Banks to evidence the Revolving Credit Loan pursuant to the Amended Credit Agreement and that the prior Revolving Credit Notes from Borrowers to PNC and Bank One were assigned by PNC and Bank One to Fifth Third pursuant to the Intercreditor Agreement, dated as of November 13, 2003. The parties hereto further agree that the Replacement Note shall be treated as the Revolving Credit Note(s) and shall evidence the Revolving Credit Loan(s) for all purposes of the Amended Credit Agreement and shall be entitled to all collateral and security afforded the prior Revolving Credit Notes for all purposes.

5. Consent of Banks. Bank One and PNC consent to the modifications in the Amended Credit Agreement set forth in paragraph 3 above. Fifth Third continues to be solely responsible for the Revolving Credit Commitment as provided in the Intercreditor Agreement.

6. Extension Fees. Upon execution of this Amendment, Borrowers shall pay to: (i) Fifth Third, a Waiver and Extension Fee in the amount of $10,000; (ii) PNC, a Waiver Fee in the amount of $2,500; and (iii) Bank One, a Wavier Fee in the amount of $2,500.

7. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

8. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

9. Representations and Warranties.

(a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as previously amended and as amended herein, are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Amended Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of

Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Amended Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Amended Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

(b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

(c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

(d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

10. Conditions Precedent. The effectiveness of the amendments and waivers set forth herein are subject to the fulfillment, to the satisfaction of the Banks and their counsel, of the following conditions precedent:

(a) The Borrowers shall have delivered to the Banks the following, all of which shall be in form and substance satisfactory to the Banks and shall be duly completed and executed:

(i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto;

(ii) The Amended and Restated Revolving Credit Note in the form attached hereto; and

(iii) Such additional documents, certificates and information as the Banks may require pursuant to the terms hereof or otherwise reasonably request.

(b) After giving effect to the amendments and waivers contained herein, the representations and warranties set forth in the Amended Credit Agreement shall be true and correct on and as of the date hereof.

(c) After giving effect to the amendments and waivers contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

(d) The Borrowers shall have paid the Waiver and Extension Fees which are due upon execution of this Amendment as provided in paragraph 5 above and the reasonable fees and disbursements of the Banks’ counsel incurred in connection with this Amendment.

11. No Waiver. Except as expressly provided herein, this Amendment and anything contained herein or provided for herein does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Amended Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent’s or the Banks’ other rights or remedies.

12. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Amended Credit Agreement and the Loan Documents and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

13. Effective Date. The parties hereto agree that this Amendment shall for all purposes be deemed to be effective as of the date set forth in the first paragraph of this Amendment (the “effective date”) and for all purposes the Amended Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in herein, even though this Amendment is executed after such date.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CECO GROUP, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Chief Financial Officer

CECO FILTERS, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

AIR PURATOR CORPORATION

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	President

NEW BUSCH CO., INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

KBD/TECHNIC, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer :

CECO ABATEMENT SYSTEMS, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ William C. Miles
Name:	William C. Miles
Title:	Vice President

FIFTH THIRD BANK, as a Bank

By:	/s/ David G. Fuller
Name:	David G. Fuller
Title:	Vice President

BANK ONE, NA, as a Bank

By:	/s/ Jeffrey C. Nicholson
Name:	Jeffrey C. Nicholson
Title:	First Vice President